EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT TO INCORPORATION BY REFERENCE
IN REGISTRATION STATEMENTS ON FORM S-8




SMITH CORONA CORPORATION:

We consent to the incorporation by reference in Smith Corona
Corporation's Registration Statement Nos. 33-34796 and 1-10281 on
Form S-8 of our reports dated July 27, 1994 appearing and incorporated by reference in the Annual Report on Form 10-K for the year ended June 30, 1994.


\s\ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Stamford, Connecticut
July 27, 1994